SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 31, 2006



                              Eastman Kodak Company
               (Exact name of registrant as specified in charter)



         New Jersey                    1-87                 16-0417150
--------------------------------------------------------------------------------
 (State or Other Jurisdiction      (Commission            (IRS Employer
      of Incorporation)            File Number)         Identification No.)


                                343 State Street,
                            Rochester, New York 14650
                  (Address of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code (585) 724-4000
                                                            -------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02.  Results of Operations and Financial Condition
---------------------------------------------------------

On October 31, 2006, Eastman Kodak Company issued a press release describing its financial results for its third fiscal quarter ended September 30, 2006. Copies of the press release and financial discussion document are attached as Exhibits
99.1 and 99.2, respectively, to this report.

Within the Company's third quarter 2006 press release and financial discussion document, the Company makes reference to certain non-GAAP financial measures including "Digital revenue", "Traditional revenue", "New Technologies revenue", "Digital revenue growth", "Digital earnings", "Digital earnings from operations", "Digital earnings by segment", "Free cash flow", "Operating cash flow", "Investable cash flow", and "Earnings before interest, taxes, depreciation and amortization (EBITDA)", which have directly comparable GAAP financial measures. The Company believes that these measures represent important internal measures of performance. Accordingly, where these non-GAAP measures are provided, it is done so that investors have the same financial data that management uses with the belief that it will assist the investment community in properly assessing the underlying performance of the Company on a year-over-year basis. Whenever such information is presented, the Company has complied with the provisions of the rules under Regulation G and Item 2.02 of Form 8-K. The specific reasons, in addition to the reasons described above, why the Company's management believes that the presentation of the non-GAAP financial measures provides useful information to investors regarding Kodak's financial condition, results of operations and cash flows are as follows:

Digital revenue / Traditional revenue / New Technologies revenue / Digital revenue growth / Digital earnings from operations / Digital earnings / Digital earnings by segment -

The Company believes that the presentation of digital revenue, traditional revenue, new technologies revenue, digital revenue growth, digital earnings from operations, digital earnings, and digital earnings by segment information is useful to investors while its transformation from a traditional products and services company to a digital products and services company is ongoing, and management utilizes this information, to assess the Company's progress in supplementing declining revenues from traditional products with revenues from digital and other new technologies and in introducing a lower cost business model consistent with the realities of a digital business. The Company has tied both short-term and long-term incentive programs to certain of these measures.



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Management views the Company's performance based on the following three key metrics: digital revenue growth, digital earnings growth and the generation of cash. These three key metrics are emphasized in the Company's attached earnings release for the third quarter of 2006. The digital measures form the basis of internal management performance expectations and certain incentive compensation. Net sales from continuing operations and earnings (loss) from continuing operations before interest, other income (charges), net and income taxes are measures used in making decisions about allocating resources and assessing the performance of each segment and are therefore the segment performance measures presented in the segment footnotes of the Company's financial statements. Digital revenue and digital earnings represent additional measures of performance used by management to assess the Company's performance against its objectives during the digital transformation period. These measures differ from those presented in the Company's Form 10-Q as the primary measures of segment performance.

Free cash flow / Operating cash flow / Investable cash flow - The Company believes that the presentation of free cash flow, operating cash flow and investable cash flow is useful information to investors as it facilitates the comparison of cash flows between reporting periods. In addition, management utilizes these measures as tools to assess the Company's ability to repay debt and repurchase its own common stock, after it has satisfied its working capital needs (including restructuring-related payments), dividends, capital expenditures, acquisitions and investments. The free cash flow measure equals net cash provided by operating activities from continuing operations, as determined under Generally Accepted Accounting Principles in the U.S. (U.S.
GAAP) minus capital expenditures. The operating cash flow measure equals free cash flow plus proceeds from the sale of assets, minus acquisitions, debt assumed in acquisitions, investments in unconsolidated affiliates, and dividends. The investable cash flow measure equals operating cash flow excluding the impact of acquisitions and debt assumed in acquisitions, and forms the basis of internal management performance expectations (it is one of the Company's three key metrics) and certain incentive compensation. Accordingly, the Company believes that the presentation of this information is useful to investors as it provides them with the same data as management uses to facilitate their assessment of the Company's cash position.

EBITDA / Interest Expense - Under the Company's senior secured credit facilities, there are two financial debt covenants that the Company must be in compliance with on a quarterly basis: (1) debt to EBITDA and (2) EBITDA to interest expense. Accordingly, the Company believes the presentation of the debt to EBITDA and EBITDA to interest expense financial measures is useful information to investors, as it provides information as to how the Company actually performed against the financial covenant restrictions and requirements, and how much headroom the Company has within the covenants.

Item 9.01.  Financial Statements and Exhibits
---------------------------------------------
 (c)   Exhibits
       --------

 Exhibit 99.1  Press release issued October 31,          Furnished with
               2006 regarding financial results          this document
               for the third quarter of 2006


 Exhibit 99.2  Financial discussion document issued      Furnished with
               October 31, 2006 regarding financial      this document
               results for the third quarter of
               2006



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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         EASTMAN KODAK COMPANY



                                         By: /s/ Diane E. Wilfong
                                         -----------------------------
                                         Name: Diane E. Wilfong
                                         Title: Controller


Date:  October 31, 2006




                                  EXHIBIT INDEX
                                  -------------



Exhibit No.             Description
----------              ------------

 99.1 Press release issued October 31, 2006 regarding financial results for the third quarter of 2006

 99.2 Financial discussion document issued October 31, 2006 regarding financial results for the third quarter of 2006